                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO BOND FUND
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO EXCHANGE FUND
INVESCO HIGH INCOME 2023 TARGET TERM FUND
INVESCO HIGH INCOME TRUST II
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO MUNICIPAL TRUST
INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO SENIOR INCOME TRUST
INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                             EXHIBIT A TO ADVISORY FEE MOA
----------------------------------------------------------------------------------------

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                              EXPIRATION
   SERIES TRUST)                 WAIVER DESCRIPTION              EFFECTIVE DATE    DATE
--------------------  -----------------------------------------  -------------- ----------
Invesco Strategic     Invesco will waive advisory fees in an       4/30/2014    06/30/2018
Real Return Fund      amount equal to the advisory fees earned
                      on underlying affiliated investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                                EXPIRATION
 INVESTMENT FUNDS                WAIVER DESCRIPTION              EFFECTIVE DATE    DATE
--------------------  -----------------------------------------  -------------- ----------
Invesco Balanced-     Invesco will waive advisory fees in an        02/24/15    06/30/2018
Risk Commodity        amount equal to the advisory fees earned
Strategy Fund         on underlying affiliated investments

Invesco Global        Invesco will waive advisory fees in an       12/17/2013   06/30/2018
Targeted Returns      amount equal to the advisory fees earned
Fund                  on underlying affiliated investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                            EXPIRATION
   SERIES TRUST)                 WAIVER DESCRIPTION              EFFECTIVE DATE    DATE
--------------------  -----------------------------------------  -------------- ----------
Premier Portfolio     Invesco will waive advisory fees in the       2/1/2011    12/31/2017
                      amount of 0.07% of the Fund's average
                      daily net assets

Premier U.S.          Invesco will waive advisory fees in the       2/1/2011    12/31/2017
Government Money      amount of 0.07% of the Fund's average
Portfolio             daily net assets

Premier Tax-Exempt    Invesco will waive advisory fees in the      06/01/2016   12/31/2017
Portfolio             amount of 0.05% of the Fund's average
                      daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                                                       COMMITTED
PORTFOLIO                                                           EFFECTIVE DATE       UNTIL
---------                                                         ------------------ -------------
Invesco American Franchise Fund                                   February 12, 2010  June 30, 2018
Invesco California Tax-Free Income Fund                           February 12, 2010  June 30, 2018
Invesco Core Plus Bond Fund                                          June 2, 2009    June 30, 2018
Invesco Equally-Weighted S&P 500 Fund                             February 12, 2010  June 30, 2018
Invesco Equity and Income Fund                                    February 12, 2010  June 30, 2018
Invesco Floating Rate Fund                                           July 1, 2007    June 30, 2018
Invesco Global Real Estate Income Fund                               July 1, 2007    June 30, 2018
Invesco Growth and Income Fund                                    February 12, 2010  June 30, 2018
Invesco Low Volatility Equity Yield Fund                             July 1, 2007    June 30, 2018
Invesco Pennsylvania Tax Free Income Fund                         February 12, 2010  June 30, 2018
Invesco S&P 500 Index Fund                                        February 12, 2010  June 30, 2018
Invesco Short Duration High Yield Municipal Fund                  September 30, 2015 June 30, 2018
Invesco Small Cap Discovery Fund                                  February 12, 2010  June 30, 2018
Invesco Strategic Real Return Fund                                  April 30, 2014   June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                         EFFECTIVE DATE COMMITTED UNTIL
---------                                                         -------------- ---------------
Invesco Charter Fund                                               July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                                  July 1, 2007   June 30, 2018
Invesco Summit Fund                                                July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                              EFFECTIVE DATE COMMITTED UNTIL
----                                                              -------------- ---------------
Invesco European Small Company Fund                                July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                                    July 1, 2007   June 30, 2018
Invesco International Small Company Fund                           July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                                      July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco Alternative Strategies Fund                               October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund                               February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield Fund                     July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                                    July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                                October 14, 2014   June 30, 2018
Invesco Quality Income Fund                                       February 12, 2010  June 30, 2018
Invesco Small Cap Growth Fund                                       July 1, 2007     June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco Asia Pacific Growth Fund                                    July 1, 2007     June 30, 2018
Invesco European Growth Fund                                        July 1, 2007     June 30, 2018
Invesco Global Growth Fund                                          July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                                  August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund                           June 30, 2016    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund                          July 1, 2007     June 30, 2018
Invesco International Companies Fund                              December 21, 2015  June 30, 2018
Invesco International Core Equity Fund                              July 1, 2007     June 30, 2018
Invesco International Growth Fund                                   July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                                  August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund                               December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/                             May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/                  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                                      July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/                      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                                July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                                      July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                                   May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                                December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/                           December 17, 2013   June 30, 2018
Invesco Greater China Fund                                           July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                                    December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund                      December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/                         September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund                           December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                                     December 17, 2013   June 30, 2018
Invesco MLP Fund                                                   August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/                                December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                                       February 12, 2010   June 30, 2018
Invesco Select Companies Fund                                        July 1, 2007     June 30, 2018
Invesco World Bond Fund                                              July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco Corporate Bond Fund                                       February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                                     July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                                July 1, 2007     June 30, 2018
Invesco High Yield Fund                                             July 1, 2007     June 30, 2018
Invesco Real Estate Fund                                            July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund                     July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                                        July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                                        July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco American Value Fund                                       February 12, 2010  June 30, 2018
Invesco Comstock Fund                                             February 12, 2010  June 30, 2018
Invesco Energy Fund                                                 July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                                        July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                                 July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                                       February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                                      February 12, 2010  June 30, 2018
Invesco Technology Fund                                             July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                                    February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                                  February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco High Yield Municipal Fund                                 February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund                   February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                                     February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund                             February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                                        July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund                          July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco V.I. American Franchise Fund                              February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                                  February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/                     December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                                        February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                                       July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                                   April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund                            February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund                        February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund                               February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund                              February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund                           July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund                             July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund                               February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                                        July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund                              July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund                                July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                                  February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                                   February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                                  July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                                        July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund                               July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco Exchange Fund                                             September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/               January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                                              EFFECTIVE DATE COMMITTED UNTIL
----                                                              -------------- ---------------
Invesco Conservative Income Fund                                   July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco Advantage Municipal Income Trust II                          May 15, 2012     June 30, 2018
Invesco Bond Fund                                                  August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust                      May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund                            May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund                         November 28, 20016  June 30, 2018
Invesco High Income Trust II                                         May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust                       August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                                  May 15, 2012     June 30, 2018
Invesco Municipal Trust                                              May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust                    May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust                             August 26, 2015    June 30, 2018
Invesco Senior Income Trust                                          May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals                        May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York Municipals               May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                                 June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
       Class A Shares               Contractual     2.00%        July 1, 2013       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2013       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2013       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2013       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2013       June 30, 2017
       Class R6 Shares              Contractual     1.75%        July 1, 2013       June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2013       June 30, 2017

Invesco California Tax-Free Income
  Fund
       Class A Shares               Contractual     1.50%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class Y Shares               Contractual     1.25%        July 1, 2012       June 30, 2017

Invesco Core Plus Bond Fund
       Class A Shares               Contractual     0.75%     December 16, 2016   December 31, 2017
       Class B Shares               Contractual     1.50%     December 16, 2016   December 31, 2017
       Class C Shares               Contractual     1.50%     December 16, 2016   December 31, 2017
       Class R Shares               Contractual     1.00%     December 16, 2016   December 31, 2017
       Class R5 Shares              Contractual     0.50%     December 16, 2016   December 31, 2017
       Class R6 Shares              Contractual     0.50%     December 16, 2016   December 31, 2017
       Class Y Shares               Contractual     0.50%     December 16, 2016   December 31, 2017

Invesco Equally-Weighted S&P 500
  Fund
       Class A Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2012       June 30, 2017

Invesco Equity and Income Fund
       Class A Shares               Contractual     1.50%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R Shares               Contractual     1.75%        July 1, 2012       June 30, 2017
       Class R5 Shares              Contractual     1.25%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     1.25%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.25%        July 1, 2012       June 30, 2017

Invesco Floating Rate Fund
       Class A Shares               Contractual     1.50%       April 14, 2006      June 30, 2017
       Class C Shares               Contractual     2.00%       April 14, 2006      June 30, 2017
       Class R Shares               Contractual     1.75%       April 14, 2006      June 30, 2017
       Class R5 Shares              Contractual     1.25%       April 14, 2006      June 30, 2017
       Class R6 Shares              Contractual     1.25%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.25%      October 3, 2008      June 30, 2017

Invesco Global Real Estate Income
  Fund
       Class A Shares               Contractual     2.00%        July 1, 2009       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2009       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                 ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%             July 1, 2012       June 30, 2017
       Class R6 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Low Volatility Equity Yield
  Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017
       Investor Class Shares         Contractual          2.00%             July 1, 2012       June 30, 2017

Invesco Pennsylvania Tax Free
  Income Fund
       Class A Shares                Contractual          1.50%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.25%             July 1, 2012       June 30, 2017

Invesco S&P 500 Index Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Short Duration High Yield
  Municipal Fund
       Class A Shares                Contractual          0.79%          September 30, 2015  December 31, 2017
       Class C Shares                Contractual          1.54%          September 30, 2015  December 31, 2017
       Class R5 Shares               Contractual          0.54%          September 30, 2015  December 31, 2017
       Class Y Shares                Contractual          0.54%          September 30, 2015  December 31, 2017

Invesco Small Cap Discovery Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class R6 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Strategic Real Return Fund
       Class A Shares                Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2017
       Class C Shares                Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class R Shares                Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2017
       Class R5 Shares               Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class R6 Shares               Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class Y Shares                Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Charter Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 24, 2012  June 30, 2017
       Class S Shares              Contractual     1.90%     September 25, 2009  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017

Invesco Diversified Dividend Fund
       Class A Shares              Contractual     2.00%        July 1, 2013     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2013     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2013     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2013     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2013     June 30, 2017
       Class R6 Shares             Contractual     1.75%        July 1, 2013     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2013     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2013     June 30, 2017

Invesco Summit Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class P Shares              Contractual     1.85%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class S Shares              Contractual     1.90%     September 25, 2009  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                             ------------  ---------- ------------------- ---------------
Invesco European Small Company
  Fund
       Class A Shares            Contractual      2.25%      July 1, 2009     June 30, 2017
       Class B Shares            Contractual      3.00%      July 1, 2009     June 30, 2017
       Class C Shares            Contractual      3.00%      July 1, 2009     June 30, 2017
       Class Y Shares            Contractual      2.00%      July 1, 2009     June 30, 2017

Invesco Global Core Equity Fund
       Class A Shares            Contractual      1.22%    January 1, 2017    April 30, 2018
       Class B Shares            Contractual      1.97%    January 1, 2017    April 30, 2018
       Class C Shares            Contractual      1.97%    January 1, 2017    April 30, 2018
       Class R Shares            Contractual      1.47%    January 1, 2017    April 30, 2018
       Class R5 Shares           Contractual      0.97%    January 1, 2017    April 30, 2018
       Class Y Shares            Contractual      0.97%    January 1, 2017    April 30, 2018

Invesco International Small
  Company Fund
       Class A Shares            Contractual      2.25%      July 1, 2009     June 30, 2017
       Class B Shares            Contractual      3.00%      July 1, 2009     June 30, 2017
       Class C Shares            Contractual      3.00%      July 1, 2009     June 30, 2017
       Class R5 Shares           Contractual      2.00%      July 1, 2009     June 30, 2017
       Class R6 Shares           Contractual      2.00%   September 24, 2012  June 30, 2017
       Class Y Shares            Contractual      2.00%      July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                           ------------  ----------  ------------------- --------------
Invesco Small Cap Equity Fund
       Class A Shares          Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares          Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares          Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares          Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares         Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares         Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares          Contractual     1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                 ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
       Class A Shares                Contractual   1.44% less net AFFE*   January 1, 2017    April 30, 2018
       Class C Shares                Contractual   2.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class R Shares                Contractual   1.69% less net AFFE*   January 1, 2017    April 30, 2018
       Class R5 Shares               Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class R6 Shares               Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class Y Shares                Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Balanced-Risk Retirement
  2020 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  2030 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  2040 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
       Class A Shares                Contractual     0.25%      November 4, 2009   April 30, 2018
       Class AX Shares               Contractual     0.25%     February 12, 2010   April 30, 2018
       Class B Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class C Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class CX Shares               Contractual     1.00%     February 12, 2010   April 30, 2018
       Class R Shares                Contractual     0.50%      November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual     0.00%      November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual     0.00%     September 24, 2012  April 30, 2018
       Class RX Shares               Contractual     0.50%     February 12, 2010   April 30, 2018
       Class Y Shares                Contractual     0.00%      November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  Now Fund
       Class A Shares                Contractual     0.25%      November 4, 2009   April 30, 2018
       Class AX Shares               Contractual     0.25%     February 12, 2010   April 30, 2018
       Class B Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class C Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class CX Shares               Contractual     1.00%     February 12, 2010   April 30, 2018
       Class R Shares                Contractual     0.50%      November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual     0.00%      November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual     0.00%     September 24, 2012  April 30, 2018
       Class RX Shares               Contractual     0.50%     February 12, 2010   April 30, 2018
       Class Y Shares                Contractual     0.00%      November 4, 2009   April 30, 2018

Invesco Conservative Allocation
  Fund
       Class A Shares                Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R Shares                Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.25%        July 1, 2012     June 30, 2017
       Class S Shares                Contractual     1.40%        July 1, 2012     June 30, 2017
       Class Y Shares                Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Convertible Securities Fund
       Class A Shares                Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.25%        July 1, 2012     June 30, 2017
       Class R6 Shares               Contractual     1.25%     September 24, 2012  June 30, 2017
       Class Y Shares                Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Global Low Volatility
  Equity Yield Fund
       Class A Shares                Contractual     2.00%        May 1, 2016      June 30, 2017
       Class B Shares                Contractual     2.75%        May 1, 2016      June 30, 2017
       Class C Shares                Contractual     2.75%        May 1, 2016      June 30, 2017
       Class R Shares                Contractual     2.25%        May 1, 2016      June 30, 2017
       Class R5 Shares               Contractual     1.75%        May 1, 2016      June 30, 2017
       Class Y Shares                Contractual     1.75%        May 1, 2016      June 30, 2017

Invesco Growth Allocation Fund
       Class A Shares                Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.75%        July 1, 2012     June 30, 2017
       Class S Shares                Contractual     1.90%        July 1, 2012     June 30, 2017
       Class Y Shares                Contractual     1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                ------------  --------------------- ------------------- ---------------
Invesco Income Allocation Fund
       Class A Shares               Contractual          0.25%             May 1, 2012      April 30, 2018
       Class B Shares               Contractual          1.00%             May 1, 2012      April 30, 2018
       Class C Shares               Contractual          1.00%             May 1, 2012      April 30, 2018
       Class R Shares               Contractual          0.50%             May 1, 2012      April 30, 2018
       Class R5 Shares              Contractual          0.00%             May 1, 2012      April 30, 2018
       Class Y Shares               Contractual          0.00%             May 1, 2012      April 30, 2018

Invesco International Allocation
  Fund
       Class A Shares               Contractual          2.25%             May 1, 2012      June 30, 2017
       Class B Shares               Contractual          3.00%             May 1, 2012      June 30, 2017
       Class C Shares               Contractual          3.00%             May 1, 2012      June 30, 2017
       Class R Shares               Contractual          2.50%             May 1, 2012      June 30, 2017
       Class R5 Shares              Contractual          2.00%             May 1, 2012      June 30, 2017
       Class Y Shares               Contractual          2.00%             May 1, 2012      June 30, 2017

Invesco Mid Cap Core Equity Fund
       Class A Shares               Contractual          2.00%             July 1, 2009     June 30, 2017
       Class B Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class C Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class R Shares               Contractual          2.25%             July 1, 2009     June 30, 2017
       Class R5 Shares              Contractual          1.75%             July 1, 2009     June 30, 2017
       Class R6 Shares              Contractual          1.75%          September 24, 2012  June 30, 2017
       Class Y Shares               Contractual          1.75%             July 1, 2009     June 30, 2017

Invesco Moderate Allocation Fund
       Class A Shares               Contractual          1.50%             July 1, 2012     June 30, 2017
       Class B Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class C Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class R Shares               Contractual          1.75%             July 1, 2012     June 30, 2017
       Class R5 Shares              Contractual          1.25%             July 1, 2012     June 30, 2017
       Class S Shares               Contractual          1.40%             July 1, 2012     June 30, 2017
       Class Y Shares               Contractual          1.25%             July 1, 2012     June 30, 2017

Invesco Multi-Asset Inflation Fund
       Class A Shares               Contractual   1.02% less net AFFE*   January 1, 2017    April 30, 2018
       Class C Shares               Contractual   1.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class R Shares               Contractual   1.27% less net AFFE*   January 1, 2017    April 30, 2018
       Class R5 Shares              Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class R6 Shares              Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class Y Shares               Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Quality Income Fund
       Class A Shares               Contractual          1.50%             July 1, 2012     June 30, 2017
       Class B Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class C Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class R5 Shares              Contractual          1.25%             July 1, 2012     June 30, 2017
       Class Y Shares               Contractual          1.25%             July 1, 2012     June 30, 2017

Invesco Small Cap Growth Fund
       Class A Shares               Contractual          2.00%             July 1, 2009     June 30, 2017
       Class B Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class C Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class R Shares               Contractual          2.25%             July 1, 2009     June 30, 2017
       Class R5 Shares              Contractual          1.75%             July 1, 2009     June 30, 2017
       Class R6 Shares              Contractual          1.75%          September 24, 2012  June 30, 2017
       Class Y Shares               Contractual          1.75%             July 1, 2009     June 30, 2017
       Investor Class Shares        Contractual          2.00%             July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                               ------------  ----------  -----------------  ------------------
Invesco Asia Pacific Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017

Invesco European Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class R Shares              Contractual     2.50%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017
       Investor Class Shares       Contractual     2.25%      July 1, 2009        June 30, 2017

Invesco Global Growth Fund
       Class A Shares              Contractual     1.22%     January 1, 2017    February 28, 2018
       Class B Shares              Contractual     1.97%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.97%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.97%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.97%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.97%     January 1, 2017    February 28, 2018

Invesco Global Opportunities Fund
       Class A Shares              Contractual     1.02%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.77%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.27%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.77%     January 1, 2017    February 28, 2018

Invesco Global Small & Mid Cap
  Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class R5 Shares             Contractual     2.00%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017

Invesco Global Responsibility
  Equity Fund
       Class A Shares              Contractual     0.85%      June 30, 2016     February 28, 2018
       Class C Shares              Contractual     1.60%      June 30, 2016     February 28, 2018
       Class R Shares              Contractual     1.10%      June 30, 2016     February 28, 2018
       Class R5 Shares             Contractual     0.60%      June 30, 2016     February 28, 2018
       Class R6 Shares             Contractual     0.60%      June 30, 2016     February 28, 2018
       Class Y Shares              Contractual     0.60%      June 30, 2016     February 28, 2018

Invesco International Companies
  Fund
       Class A Shares              Contractual     1.12%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.37%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.87%     January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                               ------------  ----------  -----------------  ------------------
Invesco International Core Equity
  Fund
       Class A Shares              Contractual     1.12%     January 1, 2017    February 28, 2018
       Class B Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.37%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.87%     January 1, 2017    February 28, 2018
       Investor Class Shares       Contractual     1.12%     January 1, 2017    February 28, 2018

Invesco International Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2013        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2013        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2013        June 30, 2017
       Class R Shares              Contractual     2.50%      July 1, 2013        June 30, 2017
       Class R5 Shares             Contractual     2.00%      July 1, 2013        June 30, 2017
       Class R6 Shares             Contractual     2.00%      July 1, 2013        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2013        June 30, 2017

Invesco Select Opportunities Fund
       Class A Shares              Contractual     1.02%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.77%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.27%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.77%     January 1, 2017    February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                              ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral
  Fund
       Class A Shares             Contractual     1.50%      January 1, 2017    February 28, 2018
       Class C Shares             Contractual     2.25%      January 1, 2017    February 28, 2018
       Class R Shares             Contractual     1.75%      January 1, 2017    February 28, 2018
       Class R5 Shares            Contractual     1.25%      January 1, 2017    February 28, 2018
       Class R6 Shares            Contractual     1.25%      January 1, 2017    February 28, 2018
       Class Y Shares             Contractual     1.25%      January 1, 2017    February 28, 2018

Invesco Balanced-Risk Allocation
  Fund/2/
       Class A Shares             Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares             Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares             Contractual     2.75%        July 1, 2012       June 30, 2017
       Class R Shares             Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R5 Shares            Contractual     1.75%        July 1, 2012       June 30, 2017
       Class R6 Shares            Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares             Contractual     1.75%        July 1, 2012       June 30, 2017

Invesco Balanced-Risk Commodity
  Strategy Fund/3/
       Class A Shares             Contractual     2.00%        July 1, 2014       June 30, 2017
       Class B Shares             Contractual     2.75%        July 1, 2014       June 30, 2017
       Class C Shares             Contractual     2.75%        July 1, 2014       June 30, 2017
       Class R Shares             Contractual     2.25%        July 1, 2014       June 30, 2017
       Class R5 Shares            Contractual     1.75%        July 1, 2014       June 30, 2017
       Class R6 Shares            Contractual     1.75%        July 1, 2014       June 30, 2017
       Class Y Shares             Contractual     1.75%        July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco Developing Markets Fund
       Class A Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     3.00%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     3.00%        July 1, 2012       June 30, 2017
       Class R5 Shares              Contractual     2.00%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     2.00%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     2.00%        July 1, 2012       June 30, 2017

Invesco Emerging Markets Equity
  Fund
       Class A Shares               Contractual     1.33%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.08%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.58%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.08%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.08%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.08%      January 1, 2017    February 28, 2018

Invesco Emerging Markets Flexible
  Bond Fund
       Class A Shares               Contractual     1.24%       June 14, 2010     February 28, 2018
       Class B Shares               Contractual     1.99%       June 14, 2010     February 28, 2018
       Class C Shares               Contractual     1.99%       June 14, 2010     February 28, 2018
       Class R Shares               Contractual     1.49%       June 14, 2010     February 28, 2018
       Class Y Shares               Contractual     0.99%       June 14, 2010     February 28, 2018
       Class R5 Shares              Contractual     0.99%       June 14, 2010     February 28, 2018
       Class R6 Shares              Contractual     0.99%     September 24, 2012  February 28, 2018

Invesco Endeavor Fund
       Class A Shares               Contractual     2.00%        July 1, 2009       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2009       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2009       June 30, 2017

Invesco Global Health Care Fund
       Class A Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2012       June 30, 2017
       Investor Class Shares        Contractual     2.00%        July 1, 2012       June 30, 2017

Invesco Global Infrastructure Fund
       Class A Shares               Contractual     1.28%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.03%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.53%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.03%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.03%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.03%      January 1, 2017    February 28, 2018

Invesco Global Market Neutral Fund
       Class A Shares               Contractual     1.50%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.25%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.75%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.25%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.25%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.25%      January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                ------------  --------------------- ------------------ ------------------
Invesco Global Targeted Returns
  Fund/4/
       Class A Shares               Contractual   1.44% less net AFFE*   January 1, 2017   February 28, 2018
       Class C Shares               Contractual   2.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class R Shares               Contractual   1.69% less net AFFE*   January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class Y Shares               Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018

Invesco Greater China Fund
       Class A Shares               Contractual          2.25%            July 1, 2009       June 30, 2017
       Class B Shares               Contractual          3.00%            July 1, 2009       June 30, 2017
       Class C Shares               Contractual          3.00%            July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual          2.00%            July 1, 2009       June 30, 2017
       Class Y Shares               Contractual          2.00%            July 1, 2009       June 30, 2017

Invesco Long/Short Equity Fund
       Class A Shares               Contractual          1.59%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.34%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.84%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.34%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.34%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.34%           January 1, 2017   February 28, 2018

Invesco Low Volatility Emerging
  Markets Fund
       Class A Shares               Contractual          1.33%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.08%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.58%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.08%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.08%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.08%           January 1, 2017   February 28, 2018

Invesco MLP Fund
       Class A Shares               Contractual          1.28%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.03%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.53%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.03%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.03%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.03%           January 1, 2017   February 28, 2018

Invesco Macro Allocation Strategy
  Fund/5/
       Class A Shares               Contractual          1.44%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.19%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.69%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.19%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.19%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.19%           January 1, 2017   February 28, 2018

Invesco Macro International Equity
  Fund
       Class A Shares               Contractual          1.43%          December 17, 2013  February 28, 2018
       Class C Shares               Contractual          2.18%          December 17, 2013  February 28, 2018
       Class R Shares               Contractual          1.68%          December 17, 2013  February 28, 2018
       Class R5 Shares              Contractual          1.18%          December 17, 2013  February 28, 2018
       Class R6 Shares              Contractual          1.18%          December 17, 2013  February 28, 2018
       Class Y Shares               Contractual          1.18%          December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                             ------------  ----------  ------------------ ------------------
Invesco Macro Long/Short Fund
       Class A Shares            Contractual     1.87%     December 17, 2013  February 28, 2018
       Class C Shares            Contractual     2.62%     December 17, 2013  February 28, 2018
       Class R Shares            Contractual     2.12%     December 17, 2013  February 28, 2018
       Class R5 Shares           Contractual     1.62%     December 17, 2013  February 28, 2018
       Class R6 Shares           Contractual     1.62%     December 17, 2013  February 28, 2018
       Class Y Shares            Contractual     1.62%     December 17, 2013  February 28, 2018

Invesco Multi-Asset Income Fund
       Class A Shares            Contractual     0.85%      January 1, 2017   February 28, 2018
       Class C Shares            Contractual     1.60%      January 1, 2017   February 28, 2018
       Class R Shares            Contractual     1.10%      January 1, 2017   February 28, 2018
       Class R5 Shares           Contractual     0.60%      January 1, 2017   February 28, 2018
       Class R6 Shares           Contractual     0.60%      January 1, 2017   February 28, 2018
       Class Y Shares            Contractual     0.60%      January 1, 2017   February 28, 2018

Invesco Pacific Growth Fund
       Class A Shares            Contractual     2.25%       July 1, 2012       June 30, 2017
       Class B Shares            Contractual     3.00%       July 1, 2012       June 30, 2017
       Class C Shares            Contractual     3.00%       July 1, 2012       June 30, 2017
       Class R Shares            Contractual     2.50%       July 1, 2012       June 30, 2017
       Class R5 Shares           Contractual     2.00%       July 1, 2012       June 30, 2017
       Class Y Shares            Contractual     2.00%       July 1, 2012       June 30, 2017

Invesco Select Companies Fund
       Class A Shares            Contractual     2.00%       July 1, 2009       June 30, 2017
       Class B Shares            Contractual     2.75%       July 1, 2009       June 30, 2017
       Class C Shares            Contractual     2.75%       July 1, 2009       June 30, 2017
       Class R Shares            Contractual     2.25%       July 1, 2009       June 30, 2017
       Class R5 Shares           Contractual     1.75%       July 1, 2009       June 30, 2017
       Class Y Shares            Contractual     1.75%       July 1, 2009       June 30, 2017

Invesco World Bond Fund
       Class A Shares            Contractual     0.94%     December 1, 2016   February 28, 2018
       Class B Shares            Contractual     1.69%     December 1, 2016   February 28, 2018
       Class C Shares            Contractual     1.69%     December 1, 2016   February 28, 2018
       Class R5 Shares           Contractual     0.69%     December 1, 2016   February 28, 2018
       Class R6 Shares           Contractual     0.69%     December 1, 2016   February 28, 2018
       Class Y Shares            Contractual     0.69%     December 1, 2016   February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                             ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
       Class A Shares            Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares            Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares            Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R Shares            Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R5 Shares           Contractual     1.25%        July 1, 2012     June 30, 2017
       Class R6 Shares           Contractual     1.25%     September 24, 2012  June 30, 2017
       Class Y Shares            Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Global Real Estate Fund
       Class A Shares            Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares            Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares            Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares            Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares           Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares           Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares            Contractual     1.75%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                             ------------  ----------  ------------------- --------------
Invesco High Yield Fund
       Class A Shares                            Contractual    1.50%         July 1, 2013     June 30, 2017
       Class B Shares                            Contractual    2.25%         July 1, 2013     June 30, 2017
       Class C Shares                            Contractual    2.25%         July 1, 2013     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class R6 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2013     June 30, 2017
       Investor Class Shares                     Contractual    1.50%         July 1, 2013     June 30, 2017

Invesco Short Duration Inflation Protected Fund
       Class A Shares                            Contractual    0.55%      December 31, 2015   June 30, 2017
       Class A2 Shares                           Contractual    0.45%      December 31, 2015   June 30, 2017
       Class R5 Shares                           Contractual    0.30%      December 31, 2015   June 30, 2017
       Class R6 Shares                           Contractual    0.30%      December 31, 2015   June 30, 2017
       Class Y Shares                            Contractual    0.30%      December 31, 2015   June 30, 2017

Invesco Real Estate Fund
       Class A Shares                            Contractual    2.00%         July 1, 2012     June 30, 2017
       Class B Shares                            Contractual    2.75%         July 1, 2012     June 30, 2017
       Class C Shares                            Contractual    2.75%         July 1, 2012     June 30, 2017
       Class R Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class R5 Shares                           Contractual    1.75%         July 1, 2012     June 30, 2017
       Class R6 Shares                           Contractual    1.75%      September 24, 2012  June 30, 2017
       Class Y Shares                            Contractual    1.75%         July 1, 2012     June 30, 2017
       Investor Class Shares                     Contractual    2.00%         July 1, 2012     June 30, 2017

Invesco Short Term Bond Fund
       Class A Shares                            Contractual    1.40%         July 1, 2013     June 30, 2017
       Class C Shares                            Contractual   1.75%/6/       July 1, 2013     June 30, 2017
       Class R Shares                            Contractual    1.75%         July 1, 2013     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class R6 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2013     June 30, 2017

Invesco U.S. Government Fund
       Class A Shares                            Contractual    1.50%         July 1, 2012     June 30, 2017
       Class B Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class C Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class R Shares                            Contractual    1.75%         July 1, 2012     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2012     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2012     June 30, 2017
       Investor Class Shares                     Contractual    1.50%         July 1, 2012     June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                              ------------  ----------  -----------------  --------------
Invesco American Value Fund
       Class A Shares                             Contractual     2.00%       July 1, 2013     June 30, 2017
       Class B Shares                             Contractual     2.75%       July 1, 2013     June 30, 2017
       Class C Shares                             Contractual     2.75%       July 1, 2013     June 30, 2017
       Class R Shares                             Contractual     2.25%       July 1, 2013     June 30, 2017
       Class R5 Shares                            Contractual     1.75%       July 1, 2013     June 30, 2017
       Class R6 Shares                            Contractual     1.75%       July 1, 2013     June 30, 2017
       Class Y Shares                             Contractual     1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Comstock Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017

Invesco Energy Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
       Class A Shares              Contractual     2.00%     September 1, 2016   June 30, 2017
       Class B Shares              Contractual     2.75%     September 1, 2016   June 30, 2017
       Class C Shares              Contractual     2.75%     September 1, 2016   June 30, 2017
       Class R5 Shares             Contractual     1.75%     September 1, 2016   June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 1, 2016   June 30, 2017
       Class Y Shares              Contractual     1.75%     September 1, 2016   June 30, 2017
       Investor Class Shares       Contractual     2.00%     September 1, 2016   June 30, 2017

Invesco Gold & Precious Metals
  Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
       Class A Shares              Contractual     2.00%       August 1, 2015    June 30, 2017
       Class B Shares              Contractual     2.75%       August 1, 2015    June 30, 2017
       Class C Shares              Contractual     2.75%       August 1, 2015    June 30, 2017
       Class R Shares              Contractual     2.25%       August 1, 2015    June 30, 2017
       Class R5 Shares             Contractual     1.75%       August 1, 2015    June 30, 2017
       Class R6 Shares             Contractual     1.75%       August 1, 2015    June 30, 2017
       Class Y Shares              Contractual     1.75%       August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R6 Shares             Contractual     1.75%      February 7, 2017   June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017

Invesco Technology Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2012     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
       Class A Shares              Contractual     2.00%     February 12, 2010   June 30, 2017
       Class B Shares              Contractual     2.75%     February 12, 2010   June 30, 2017
       Class C Shares              Contractual     2.75%     February 12, 2010   June 30, 2017
       Class Y Shares              Contractual     1.75%     February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                              ------------  ----------  -----------------  --------------
Invesco Value Opportunities Fund
       Class A Shares             Contractual     2.00%       July 1, 2012     June 30, 2017
       Class B Shares             Contractual     2.75%       July 1, 2012     June 30, 2017
       Class C Shares             Contractual     2.75%       July 1, 2012     June 30, 2017
       Class R Shares             Contractual     2.25%       July 1, 2012     June 30, 2017
       Class R5 Shares            Contractual     1.75%       July 1, 2012     June 30, 2017
       Class Y Shares             Contractual     1.75%       July 1, 2012     June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                               ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Intermediate Term
  Municipal Income Fund
   Class A Shares                  Contractual     0.84%      July 1, 2016      June 30, 2017
   Class B Shares                  Contractual     1.59%      July 1, 2016      June 30, 2017
   Class C Shares                  Contractual     1.59%      July 1, 2016      June 30, 2017
   Class Y Shares                  Contractual     0.59%      July 1, 2016      June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                  Contractual     1.50%      July 1, 2013      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2013      June 30, 2017
   Investor Class                  Contractual     1.50%      July 15, 2013     June 30, 2017

Invesco New York Tax Free Income
  Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Limited Term Municipal
  Income Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%       July 1, 2014     December 31, 2017

                           INVESCO SECURITIES TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                 Contractual     0.94%     January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.38%       June 1, 2016     December 31, 2017

STIC Prime Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual     0.28%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.23%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.20%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.75%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.45%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.07%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.36%       June 1, 2016     December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.43%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Treasury Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                   CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                               ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise
  Fund
   Series I Shares                 Contractual          2.00%            July 1, 2014     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2014     June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                 Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2012     June 30, 2017

Invesco V.I. Balanced-Risk
  Allocation Fund/1/
   Series I Shares                 Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares                Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                 Contractual          0.78%            May 1, 2013      April 30, 2018
   Series II Shares                Contractual          1.03%            May 1, 2013      April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                 Contractual          0.61%           April 30, 2015    April 30, 2018
   Series II Shares                Contractual          0.86%           April 30, 2015    April 30, 2018

Invesco V.I. Diversified Dividend
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Equally-Weighted S&P
  500 Fund
   Series I Shares                 Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2012     June 30, 2017

Invesco V.I. Equity and Income
  Fund
   Series I Shares                 Contractual          1.50%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          1.75%            July 1, 2012     June 30, 2017

Invesco V.I. Global Core Equity
  Fund
   Series I Shares                 Contractual          2.25%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.50%            July 1, 2012     June 30, 2017

Invesco V.I. Global Health Care
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Global Real Estate
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  ---------------
Invesco V.I. Government Money
  Market Fund
   Series I Shares                  Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2017

Invesco V.I. Government Securities
  Fund
   Series I Shares                  Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2017

Invesco V.I. Growth and Income
  Fund
   Series I Shares                  Contractual     0.78%       May 1, 2013      April 30, 2018
   Series II Shares                 Contractual     1.03%       May 1, 2013      April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                  Contractual     1.50%       May 1, 2014      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2014      June 30, 2017

Invesco V.I. International Growth
  Fund
   Series I Shares                  Contractual     2.25%       July 1, 2012     June 30, 2017
   Series II Shares                 Contractual     2.50%       July 1, 2012     June 30, 2017

Invesco V.I. Managed Volatility
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2015      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2015      June 30, 2017

Invesco V.I. Mid Cap Core Equity
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                  Contractual     2.00%       July 1, 2014     June 30, 2017
   Series II Shares                 Contractual     2.25%       July 1, 2014     June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                  Contractual     2.00%       July 1, 2012     June 30, 2017
   Series II Shares                 Contractual     2.25%       July 1, 2012     June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Value Opportunities
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
       Class A Shares               Contractual     2.00%        July 1, 2013       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2013       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2013       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2013       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2013       June 30, 2017
       Class R6 Shares              Contractual     1.75%        July 1, 2013       June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2013       June 30, 2017

Invesco California Tax-Free Income
  Fund
       Class A Shares               Contractual     1.50%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class Y Shares               Contractual     1.25%        July 1, 2012       June 30, 2017

Invesco Core Plus Bond Fund
       Class A Shares               Contractual     0.75%     December 16, 2016   December 31, 2017
       Class B Shares               Contractual     1.50%     December 16, 2016   December 31, 2017
       Class C Shares               Contractual     1.50%     December 16, 2016   December 31, 2017
       Class R Shares               Contractual     1.00%     December 16, 2016   December 31, 2017
       Class R5 Shares              Contractual     0.50%     December 16, 2016   December 31, 2017
       Class R6 Shares              Contractual     0.50%     December 16, 2016   December 31, 2017
       Class Y Shares               Contractual     0.50%     December 16, 2016   December 31, 2017

Invesco Equally-Weighted S&P 500
  Fund
       Class A Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2012       June 30, 2017

Invesco Equity and Income Fund
       Class A Shares               Contractual     1.50%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R Shares               Contractual     1.75%        July 1, 2012       June 30, 2017
       Class R5 Shares              Contractual     1.25%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     1.25%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.25%        July 1, 2012       June 30, 2017

Invesco Floating Rate Fund
       Class A Shares               Contractual     1.50%       April 14, 2006      June 30, 2017
       Class C Shares               Contractual     2.00%       April 14, 2006      June 30, 2017
       Class R Shares               Contractual     1.75%       April 14, 2006      June 30, 2017
       Class R5 Shares              Contractual     1.25%       April 14, 2006      June 30, 2017
       Class R6 Shares              Contractual     1.25%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.25%      October 3, 2008      June 30, 2017

Invesco Global Real Estate Income
  Fund
       Class A Shares               Contractual     2.00%        July 1, 2009       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2009       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                 ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%             July 1, 2012       June 30, 2017
       Class R6 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Low Volatility Equity Yield
  Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017
       Investor Class Shares         Contractual          2.00%             July 1, 2012       June 30, 2017

Invesco Pennsylvania Tax Free
  Income Fund
       Class A Shares                Contractual          1.50%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.25%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.25%             July 1, 2012       June 30, 2017

Invesco S&P 500 Index Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Short Duration High Yield
  Municipal Fund
       Class A Shares                Contractual          0.79%          September 30, 2015  December 31, 2017
       Class C Shares                Contractual          1.54%          September 30, 2015  December 31, 2017
       Class R5 Shares               Contractual          0.54%          September 30, 2015  December 31, 2017
       Class Y Shares                Contractual          0.54%          September 30, 2015  December 31, 2017

Invesco Small Cap Discovery Fund
       Class A Shares                Contractual          2.00%             July 1, 2012       June 30, 2017
       Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2017
       Class R5 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class R6 Shares               Contractual          1.75%          September 24, 2012    June 30, 2017
       Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2017

Invesco Strategic Real Return Fund
       Class A Shares                Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2017
       Class C Shares                Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class R Shares                Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2017
       Class R5 Shares               Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class R6 Shares               Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017
       Class Y Shares                Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Charter Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 24, 2012  June 30, 2017
       Class S Shares              Contractual     1.90%     September 25, 2009  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017

Invesco Diversified Dividend Fund
       Class A Shares              Contractual     2.00%        July 1, 2013     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2013     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2013     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2013     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2013     June 30, 2017
       Class R6 Shares             Contractual     1.75%        July 1, 2013     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2013     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2013     June 30, 2017

Invesco Summit Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class P Shares              Contractual     1.85%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class S Shares              Contractual     1.90%     September 25, 2009  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                             ------------  ----------  ------------------- ---------------
Invesco European Small Company
  Fund
       Class A Shares            Contractual     2.25%        July 1, 2009     June 30, 2017
       Class B Shares            Contractual     3.00%        July 1, 2009     June 30, 2017
       Class C Shares            Contractual     3.00%        July 1, 2009     June 30, 2017
       Class Y Shares            Contractual     2.00%        July 1, 2009     June 30, 2017

Invesco Global Core Equity Fund
       Class A Shares            Contractual     1.22%      January 1, 2017    April 30, 2018
       Class B Shares            Contractual     1.97%      January 1, 2017    April 30, 2018
       Class C Shares            Contractual     1.97%      January 1, 2017    April 30, 2018
       Class R Shares            Contractual     1.47%      January 1, 2017    April 30, 2018
       Class R5 Shares           Contractual     0.97%      January 1, 2017    April 30, 2018
       Class Y Shares            Contractual     0.97%      January 1, 2017    April 30, 2018

Invesco International Small
  Company Fund
       Class A Shares            Contractual     2.25%        July 1, 2009     June 30, 2017
       Class B Shares            Contractual     3.00%        July 1, 2009     June 30, 2017
       Class C Shares            Contractual     3.00%        July 1, 2009     June 30, 2017
       Class R5 Shares           Contractual     2.00%        July 1, 2009     June 30, 2017
       Class R6 Shares           Contractual     2.00%     September 24, 2012  June 30, 2017
       Class Y Shares            Contractual     2.00%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                           ------------  ----------  ------------------- --------------
Invesco Small Cap Equity Fund
       Class A Shares          Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares          Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares          Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares          Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares         Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares         Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares          Contractual     1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                 ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
       Class A Shares                Contractual   1.44% less net AFFE*   January 1, 2017    April 30, 2018
       Class C Shares                Contractual   2.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class R Shares                Contractual   1.69% less net AFFE*   January 1, 2017    April 30, 2018
       Class R5 Shares               Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class R6 Shares               Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018
       Class Y Shares                Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Balanced-Risk Retirement
  2020 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  2030 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  2040 Fund
       Class A Shares                Contractual          0.25%           November 4, 2009   April 30, 2018
       Class AX Shares               Contractual          0.25%          February 12, 2010   April 30, 2018
       Class B Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class C Shares                Contractual          1.00%           November 4, 2009   April 30, 2018
       Class CX Shares               Contractual          1.00%          February 12, 2010   April 30, 2018
       Class R Shares                Contractual          0.50%           November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual          0.00%           November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual          0.00%          September 24, 2012  April 30, 2018
       Class RX Shares               Contractual          0.50%          February 12, 2010   April 30, 2018
       Class Y Shares                Contractual          0.00%           November 4, 2009   April 30, 2018

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
       Class A Shares                Contractual     0.25%      November 4, 2009   April 30, 2018
       Class AX Shares               Contractual     0.25%     February 12, 2010   April 30, 2018
       Class B Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class C Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class CX Shares               Contractual     1.00%     February 12, 2010   April 30, 2018
       Class R Shares                Contractual     0.50%      November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual     0.00%      November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual     0.00%     September 24, 2012  April 30, 2018
       Class RX Shares               Contractual     0.50%     February 12, 2010   April 30, 2018
       Class Y Shares                Contractual     0.00%      November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement
  Now Fund
       Class A Shares                Contractual     0.25%      November 4, 2009   April 30, 2018
       Class AX Shares               Contractual     0.25%     February 12, 2010   April 30, 2018
       Class B Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class C Shares                Contractual     1.00%      November 4, 2009   April 30, 2018
       Class CX Shares               Contractual     1.00%     February 12, 2010   April 30, 2018
       Class R Shares                Contractual     0.50%      November 4, 2009   April 30, 2018
       Class R5 Shares               Contractual     0.00%      November 4, 2009   April 30, 2018
       Class R6 Shares               Contractual     0.00%     September 24, 2012  April 30, 2018
       Class RX Shares               Contractual     0.50%     February 12, 2010   April 30, 2018
       Class Y Shares                Contractual     0.00%      November 4, 2009   April 30, 2018

Invesco Conservative Allocation
  Fund
       Class A Shares                Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R Shares                Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.25%        July 1, 2012     June 30, 2017
       Class S Shares                Contractual     1.40%        July 1, 2012     June 30, 2017
       Class Y Shares                Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Convertible Securities Fund
       Class A Shares                Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.25%        July 1, 2012     June 30, 2017
       Class R6 Shares               Contractual     1.25%     September 24, 2012  June 30, 2017
       Class Y Shares                Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Global Low Volatility
  Equity Yield Fund
       Class A Shares                Contractual     2.00%        May 1, 2016      June 30, 2017
       Class B Shares                Contractual     2.75%        May 1, 2016      June 30, 2017
       Class C Shares                Contractual     2.75%        May 1, 2016      June 30, 2017
       Class R Shares                Contractual     2.25%        May 1, 2016      June 30, 2017
       Class R5 Shares               Contractual     1.75%        May 1, 2016      June 30, 2017
       Class Y Shares                Contractual     1.75%        May 1, 2016      June 30, 2017

Invesco Growth Allocation Fund
       Class A Shares                Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares                Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares                Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R Shares                Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares               Contractual     1.75%        July 1, 2012     June 30, 2017
       Class S Shares                Contractual     1.90%        July 1, 2012     June 30, 2017
       Class Y Shares                Contractual     1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                ------------  --------------------- ------------------- ---------------
Invesco Income Allocation Fund
       Class A Shares               Contractual          0.25%             May 1, 2012      April 30, 2018
       Class B Shares               Contractual          1.00%             May 1, 2012      April 30, 2018
       Class C Shares               Contractual          1.00%             May 1, 2012      April 30, 2018
       Class R Shares               Contractual          0.50%             May 1, 2012      April 30, 2018
       Class R5 Shares              Contractual          0.00%             May 1, 2012      April 30, 2018
       Class Y Shares               Contractual          0.00%             May 1, 2012      April 30, 2018

Invesco International Allocation
  Fund
       Class A Shares               Contractual          2.25%             May 1, 2012      June 30, 2017
       Class B Shares               Contractual          3.00%             May 1, 2012      June 30, 2017
       Class C Shares               Contractual          3.00%             May 1, 2012      June 30, 2017
       Class R Shares               Contractual          2.50%             May 1, 2012      June 30, 2017
       Class R5 Shares              Contractual          2.00%             May 1, 2012      June 30, 2017
       Class Y Shares               Contractual          2.00%             May 1, 2012      June 30, 2017

Invesco Mid Cap Core Equity Fund
       Class A Shares               Contractual          2.00%             July 1, 2009     June 30, 2017
       Class B Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class C Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class R Shares               Contractual          2.25%             July 1, 2009     June 30, 2017
       Class R5 Shares              Contractual          1.75%             July 1, 2009     June 30, 2017
       Class R6 Shares              Contractual          1.75%          September 24, 2012  June 30, 2017
       Class Y Shares               Contractual          1.75%             July 1, 2009     June 30, 2017

Invesco Moderate Allocation Fund
       Class A Shares               Contractual          1.50%             July 1, 2012     June 30, 2017
       Class B Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class C Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class R Shares               Contractual          1.75%             July 1, 2012     June 30, 2017
       Class R5 Shares              Contractual          1.25%             July 1, 2012     June 30, 2017
       Class S Shares               Contractual          1.40%             July 1, 2012     June 30, 2017
       Class Y Shares               Contractual          1.25%             July 1, 2012     June 30, 2017

Invesco Multi-Asset Inflation Fund
       Class A Shares               Contractual   1.02% less net AFFE*   January 1, 2017    April 30, 2018
       Class C Shares               Contractual   1.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class R Shares               Contractual   1.27% less net AFFE*   January 1, 2017    April 30, 2018
       Class R5 Shares              Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class R6 Shares              Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018
       Class Y Shares               Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Quality Income Fund
       Class A Shares               Contractual          1.50%             July 1, 2012     June 30, 2017
       Class B Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class C Shares               Contractual          2.25%             July 1, 2012     June 30, 2017
       Class R5 Shares              Contractual          1.25%             July 1, 2012     June 30, 2017
       Class Y Shares               Contractual          1.25%             July 1, 2012     June 30, 2017

Invesco Small Cap Growth Fund
       Class A Shares               Contractual          2.00%             July 1, 2009     June 30, 2017
       Class B Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class C Shares               Contractual          2.75%             July 1, 2009     June 30, 2017
       Class R Shares               Contractual          2.25%             July 1, 2009     June 30, 2017
       Class R5 Shares              Contractual          1.75%             July 1, 2009     June 30, 2017
       Class R6 Shares              Contractual          1.75%          September 24, 2012  June 30, 2017
       Class Y Shares               Contractual          1.75%             July 1, 2009     June 30, 2017
       Investor Class Shares        Contractual          2.00%             July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                               ------------  ----------  -----------------  ------------------
Invesco Asia Pacific Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017

Invesco European Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class R Shares              Contractual     2.50%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017
       Investor Class Shares       Contractual     2.25%      July 1, 2009        June 30, 2017

Invesco Global Growth Fund
       Class A Shares              Contractual     1.22%     January 1, 2017    February 28, 2018
       Class B Shares              Contractual     1.97%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.97%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.97%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.97%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.97%     January 1, 2017    February 28, 2018

Invesco Global Opportunities Fund
       Class A Shares              Contractual     1.02%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.77%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.27%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.77%     January 1, 2017    February 28, 2018

Invesco Global Small & Mid Cap
  Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2009        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2009        June 30, 2017
       Class R5 Shares             Contractual     2.00%      July 1, 2009        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2009        June 30, 2017

Invesco Global Responsibility
  Equity Fund
       Class A Shares              Contractual     0.85%      June 30, 2016     February 28, 2018
       Class C Shares              Contractual     1.60%      June 30, 2016     February 28, 2018
       Class R Shares              Contractual     1.10%      June 30, 2016     February 28, 2018
       Class R5 Shares             Contractual     0.60%      June 30, 2016     February 28, 2018
       Class R6 Shares             Contractual     0.60%      June 30, 2016     February 28, 2018
       Class Y Shares              Contractual     0.60%      June 30, 2016     February 28, 2018

Invesco International Companies
  Fund
       Class A Shares              Contractual     1.12%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.37%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.87%     January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                               ------------  ----------  -----------------  ------------------
Invesco International Core Equity
  Fund
       Class A Shares              Contractual     1.12%     January 1, 2017    February 28, 2018
       Class B Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.87%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.37%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.87%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.87%     January 1, 2017    February 28, 2018
       Investor Class Shares       Contractual     1.12%     January 1, 2017    February 28, 2018

Invesco International Growth Fund
       Class A Shares              Contractual     2.25%      July 1, 2013        June 30, 2017
       Class B Shares              Contractual     3.00%      July 1, 2013        June 30, 2017
       Class C Shares              Contractual     3.00%      July 1, 2013        June 30, 2017
       Class R Shares              Contractual     2.50%      July 1, 2013        June 30, 2017
       Class R5 Shares             Contractual     2.00%      July 1, 2013        June 30, 2017
       Class R6 Shares             Contractual     2.00%      July 1, 2013        June 30, 2017
       Class Y Shares              Contractual     2.00%      July 1, 2013        June 30, 2017

Invesco Select Opportunities Fund
       Class A Shares              Contractual     1.02%     January 1, 2017    February 28, 2018
       Class C Shares              Contractual     1.77%     January 1, 2017    February 28, 2018
       Class R Shares              Contractual     1.27%     January 1, 2017    February 28, 2018
       Class R5 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class R6 Shares             Contractual     0.77%     January 1, 2017    February 28, 2018
       Class Y Shares              Contractual     0.77%     January 1, 2017    February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                              ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral
  Fund
       Class A Shares             Contractual     1.50%      January 1, 2017    February 28, 2018
       Class C Shares             Contractual     2.25%      January 1, 2017    February 28, 2018
       Class R Shares             Contractual     1.75%      January 1, 2017    February 28, 2018
       Class R5 Shares            Contractual     1.25%      January 1, 2017    February 28, 2018
       Class R6 Shares            Contractual     1.25%      January 1, 2017    February 28, 2018
       Class Y Shares             Contractual     1.25%      January 1, 2017    February 28, 2018

Invesco Balanced-Risk Allocation
  Fund/2/
       Class A Shares             Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares             Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares             Contractual     2.75%        July 1, 2012       June 30, 2017
       Class R Shares             Contractual     2.25%        July 1, 2012       June 30, 2017
       Class R5 Shares            Contractual     1.75%        July 1, 2012       June 30, 2017
       Class R6 Shares            Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares             Contractual     1.75%        July 1, 2012       June 30, 2017

Invesco Balanced-Risk Commodity
  Strategy Fund/3/
       Class A Shares             Contractual     2.00%        July 1, 2014       June 30, 2017
       Class B Shares             Contractual     2.75%        July 1, 2014       June 30, 2017
       Class C Shares             Contractual     2.75%        July 1, 2014       June 30, 2017
       Class R Shares             Contractual     2.25%        July 1, 2014       June 30, 2017
       Class R5 Shares            Contractual     1.75%        July 1, 2014       June 30, 2017
       Class R6 Shares            Contractual     1.75%        July 1, 2014       June 30, 2017
       Class Y Shares             Contractual     1.75%        July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco Developing Markets Fund
       Class A Shares               Contractual     2.25%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     3.00%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     3.00%        July 1, 2012       June 30, 2017
       Class R5 Shares              Contractual     2.00%        July 1, 2012       June 30, 2017
       Class R6 Shares              Contractual     2.00%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     2.00%        July 1, 2012       June 30, 2017

Invesco Emerging Markets Equity
  Fund
       Class A Shares               Contractual     1.33%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.08%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.58%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.08%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.08%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.08%      January 1, 2017    February 28, 2018

Invesco Emerging Markets Flexible
  Bond Fund
       Class A Shares               Contractual     1.24%       June 14, 2010     February 28, 2018
       Class B Shares               Contractual     1.99%       June 14, 2010     February 28, 2018
       Class C Shares               Contractual     1.99%       June 14, 2010     February 28, 2018
       Class R Shares               Contractual     1.49%       June 14, 2010     February 28, 2018
       Class Y Shares               Contractual     0.99%       June 14, 2010     February 28, 2018
       Class R5 Shares              Contractual     0.99%       June 14, 2010     February 28, 2018
       Class R6 Shares              Contractual     0.99%     September 24, 2012  February 28, 2018

Invesco Endeavor Fund
       Class A Shares               Contractual     2.00%        July 1, 2009       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2009       June 30, 2017
       Class R Shares               Contractual     2.25%        July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual     1.75%        July 1, 2009       June 30, 2017
       Class R6 Shares              Contractual     1.75%     September 24, 2012    June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2009       June 30, 2017

Invesco Global Health Care Fund
       Class A Shares               Contractual     2.00%        July 1, 2012       June 30, 2017
       Class B Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class C Shares               Contractual     2.75%        July 1, 2012       June 30, 2017
       Class Y Shares               Contractual     1.75%        July 1, 2012       June 30, 2017
       Investor Class Shares        Contractual     2.00%        July 1, 2012       June 30, 2017

Invesco Global Infrastructure Fund
       Class A Shares               Contractual     1.28%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.03%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.53%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.03%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.03%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.03%      January 1, 2017    February 28, 2018

Invesco Global Market Neutral Fund
       Class A Shares               Contractual     1.50%      January 1, 2017    February 28, 2018
       Class C Shares               Contractual     2.25%      January 1, 2017    February 28, 2018
       Class R Shares               Contractual     1.75%      January 1, 2017    February 28, 2018
       Class R5 Shares              Contractual     1.25%      January 1, 2017    February 28, 2018
       Class R6 Shares              Contractual     1.25%      January 1, 2017    February 28, 2018
       Class Y Shares               Contractual     1.25%      January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                ------------  --------------------- ------------------ ------------------
Invesco Global Targeted Returns
  Fund/4/
       Class A Shares               Contractual   1.44% less net AFFE*   January 1, 2017   February 28, 2018
       Class C Shares               Contractual   2.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class R Shares               Contractual   1.69% less net AFFE*   January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018
       Class Y Shares               Contractual   1.19% less net AFFE*   January 1, 2017   February 28, 2018

Invesco Greater China Fund
       Class A Shares               Contractual          2.25%            July 1, 2009       June 30, 2017
       Class B Shares               Contractual          3.00%            July 1, 2009       June 30, 2017
       Class C Shares               Contractual          3.00%            July 1, 2009       June 30, 2017
       Class R5 Shares              Contractual          2.00%            July 1, 2009       June 30, 2017
       Class Y Shares               Contractual          2.00%            July 1, 2009       June 30, 2017

Invesco Long/Short Equity Fund
       Class A Shares               Contractual          1.59%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.34%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.84%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.34%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.34%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.34%           January 1, 2017   February 28, 2018

Invesco Low Volatility Emerging
  Markets Fund
       Class A Shares               Contractual          1.33%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.08%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.58%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.08%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.08%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.08%           January 1, 2017   February 28, 2018

Invesco MLP Fund
       Class A Shares               Contractual          1.28%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.03%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.53%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.03%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.03%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.03%           January 1, 2017   February 28, 2018

Invesco Macro Allocation Strategy
  Fund/5/
       Class A Shares               Contractual          1.44%           January 1, 2017   February 28, 2018
       Class C Shares               Contractual          2.19%           January 1, 2017   February 28, 2018
       Class R Shares               Contractual          1.69%           January 1, 2017   February 28, 2018
       Class R5 Shares              Contractual          1.19%           January 1, 2017   February 28, 2018
       Class R6 Shares              Contractual          1.19%           January 1, 2017   February 28, 2018
       Class Y Shares               Contractual          1.19%           January 1, 2017   February 28, 2018

Invesco Macro International Equity
  Fund
       Class A Shares               Contractual          1.43%          December 17, 2013  February 28, 2018
       Class C Shares               Contractual          2.18%          December 17, 2013  February 28, 2018
       Class R Shares               Contractual          1.68%          December 17, 2013  February 28, 2018
       Class R5 Shares              Contractual          1.18%          December 17, 2013  February 28, 2018
       Class R6 Shares              Contractual          1.18%          December 17, 2013  February 28, 2018
       Class Y Shares               Contractual          1.18%          December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                             ------------  ----------  ------------------ ------------------
Invesco Macro Long/Short Fund
       Class A Shares            Contractual     1.87%     December 17, 2013  February 28, 2018
       Class C Shares            Contractual     2.62%     December 17, 2013  February 28, 2018
       Class R Shares            Contractual     2.12%     December 17, 2013  February 28, 2018
       Class R5 Shares           Contractual     1.62%     December 17, 2013  February 28, 2018
       Class R6 Shares           Contractual     1.62%     December 17, 2013  February 28, 2018
       Class Y Shares            Contractual     1.62%     December 17, 2013  February 28, 2018

Invesco Multi-Asset Income Fund
       Class A Shares            Contractual     0.85%      January 1, 2017   February 28, 2018
       Class C Shares            Contractual     1.60%      January 1, 2017   February 28, 2018
       Class R Shares            Contractual     1.10%      January 1, 2017   February 28, 2018
       Class R5 Shares           Contractual     0.60%      January 1, 2017   February 28, 2018
       Class R6 Shares           Contractual     0.60%      January 1, 2017   February 28, 2018
       Class Y Shares            Contractual     0.60%      January 1, 2017   February 28, 2018

Invesco Pacific Growth Fund
       Class A Shares            Contractual     2.25%       July 1, 2012       June 30, 2017
       Class B Shares            Contractual     3.00%       July 1, 2012       June 30, 2017
       Class C Shares            Contractual     3.00%       July 1, 2012       June 30, 2017
       Class R Shares            Contractual     2.50%       July 1, 2012       June 30, 2017
       Class R5 Shares           Contractual     2.00%       July 1, 2012       June 30, 2017
       Class Y Shares            Contractual     2.00%       July 1, 2012       June 30, 2017

Invesco Select Companies Fund
       Class A Shares            Contractual     2.00%       July 1, 2009       June 30, 2017
       Class B Shares            Contractual     2.75%       July 1, 2009       June 30, 2017
       Class C Shares            Contractual     2.75%       July 1, 2009       June 30, 2017
       Class R Shares            Contractual     2.25%       July 1, 2009       June 30, 2017
       Class R5 Shares           Contractual     1.75%       July 1, 2009       June 30, 2017
       Class Y Shares            Contractual     1.75%       July 1, 2009       June 30, 2017

Invesco World Bond Fund
       Class A Shares            Contractual     0.94%     December 1, 2016   February 28, 2018
       Class B Shares            Contractual     1.69%     December 1, 2016   February 28, 2018
       Class C Shares            Contractual     1.69%     December 1, 2016   February 28, 2018
       Class R5 Shares           Contractual     0.69%     December 1, 2016   February 28, 2018
       Class R6 Shares           Contractual     0.69%     December 1, 2016   February 28, 2018
       Class Y Shares            Contractual     0.69%     December 1, 2016   February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                             ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
       Class A Shares            Contractual     1.50%        July 1, 2012     June 30, 2017
       Class B Shares            Contractual     2.25%        July 1, 2012     June 30, 2017
       Class C Shares            Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R Shares            Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R5 Shares           Contractual     1.25%        July 1, 2012     June 30, 2017
       Class R6 Shares           Contractual     1.25%     September 24, 2012  June 30, 2017
       Class Y Shares            Contractual     1.25%        July 1, 2012     June 30, 2017

Invesco Global Real Estate Fund
       Class A Shares            Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares            Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares            Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R Shares            Contractual     2.25%        July 1, 2009     June 30, 2017
       Class R5 Shares           Contractual     1.75%        July 1, 2009     June 30, 2017
       Class R6 Shares           Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares            Contractual     1.75%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                             ------------  ----------  ------------------- --------------
Invesco High Yield Fund
       Class A Shares                            Contractual    1.50%         July 1, 2013     June 30, 2017
       Class B Shares                            Contractual    2.25%         July 1, 2013     June 30, 2017
       Class C Shares                            Contractual    2.25%         July 1, 2013     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class R6 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2013     June 30, 2017
       Investor Class Shares                     Contractual    1.50%         July 1, 2013     June 30, 2017

Invesco Short Duration Inflation Protected Fund
       Class A Shares                            Contractual    0.55%      December 31, 2015   June 30, 2017
       Class A2 Shares                           Contractual    0.45%      December 31, 2015   June 30, 2017
       Class R5 Shares                           Contractual    0.30%      December 31, 2015   June 30, 2017
       Class R6 Shares                           Contractual    0.30%      December 31, 2015   June 30, 2017
       Class Y Shares                            Contractual    0.30%      December 31, 2015   June 30, 2017

Invesco Real Estate Fund
       Class A Shares                            Contractual    2.00%         July 1, 2012     June 30, 2017
       Class B Shares                            Contractual    2.75%         July 1, 2012     June 30, 2017
       Class C Shares                            Contractual    2.75%         July 1, 2012     June 30, 2017
       Class R Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class R5 Shares                           Contractual    1.75%         July 1, 2012     June 30, 2017
       Class R6 Shares                           Contractual    1.75%      September 24, 2012  June 30, 2017
       Class Y Shares                            Contractual    1.75%         July 1, 2012     June 30, 2017
       Investor Class Shares                     Contractual    2.00%         July 1, 2012     June 30, 2017

Invesco Short Term Bond Fund
       Class A Shares                            Contractual    1.40%         July 1, 2013     June 30, 2017
       Class C Shares                            Contractual   1.75%/6/       July 1, 2013     June 30, 2017
       Class R Shares                            Contractual    1.75%         July 1, 2013     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class R6 Shares                           Contractual    1.25%         July 1, 2013     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2013     June 30, 2017

Invesco U.S. Government Fund
       Class A Shares                            Contractual    1.50%         July 1, 2012     June 30, 2017
       Class B Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class C Shares                            Contractual    2.25%         July 1, 2012     June 30, 2017
       Class R Shares                            Contractual    1.75%         July 1, 2012     June 30, 2017
       Class R5 Shares                           Contractual    1.25%         July 1, 2012     June 30, 2017
       Class Y Shares                            Contractual    1.25%         July 1, 2012     June 30, 2017
       Investor Class Shares                     Contractual    1.50%         July 1, 2012     June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                              ------------  ----------  -----------------  --------------
Invesco American Value Fund
       Class A Shares                             Contractual     2.00%       July 1, 2013     June 30, 2017
       Class B Shares                             Contractual     2.75%       July 1, 2013     June 30, 2017
       Class C Shares                             Contractual     2.75%       July 1, 2013     June 30, 2017
       Class R Shares                             Contractual     2.25%       July 1, 2013     June 30, 2017
       Class R5 Shares                            Contractual     1.75%       July 1, 2013     June 30, 2017
       Class R6 Shares                            Contractual     1.75%       July 1, 2013     June 30, 2017
       Class Y Shares                             Contractual     1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Comstock Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R Shares              Contractual     2.25%        July 1, 2012     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2012     June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 24, 2012  June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017

Invesco Energy Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
       Class A Shares              Contractual     2.00%     September 1, 2016   June 30, 2017
       Class B Shares              Contractual     2.75%     September 1, 2016   June 30, 2017
       Class C Shares              Contractual     2.75%     September 1, 2016   June 30, 2017
       Class R5 Shares             Contractual     1.75%     September 1, 2016   June 30, 2017
       Class R6 Shares             Contractual     1.75%     September 1, 2016   June 30, 2017
       Class Y Shares              Contractual     1.75%     September 1, 2016   June 30, 2017
       Investor Class Shares       Contractual     2.00%     September 1, 2016   June 30, 2017

Invesco Gold & Precious Metals
  Fund
       Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
       Class A Shares              Contractual     2.00%       August 1, 2015    June 30, 2017
       Class B Shares              Contractual     2.75%       August 1, 2015    June 30, 2017
       Class C Shares              Contractual     2.75%       August 1, 2015    June 30, 2017
       Class R Shares              Contractual     2.25%       August 1, 2015    June 30, 2017
       Class R5 Shares             Contractual     1.75%       August 1, 2015    June 30, 2017
       Class R6 Shares             Contractual     1.75%       August 1, 2015    June 30, 2017
       Class Y Shares              Contractual     1.75%       August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017

Invesco Technology Fund
       Class A Shares              Contractual     2.00%        July 1, 2012     June 30, 2017
       Class B Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class C Shares              Contractual     2.75%        July 1, 2012     June 30, 2017
       Class R5 Shares             Contractual     1.75%        July 1, 2012     June 30, 2017
       Class Y Shares              Contractual     1.75%        July 1, 2012     June 30, 2017
       Investor Class Shares       Contractual     2.00%        July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
       Class A Shares              Contractual     2.00%     February 12, 2010   June 30, 2017
       Class B Shares              Contractual     2.75%     February 12, 2010   June 30, 2017
       Class C Shares              Contractual     2.75%     February 12, 2010   June 30, 2017
       Class Y Shares              Contractual     1.75%     February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                              ------------  ----------  -----------------  --------------
Invesco Value Opportunities Fund
       Class A Shares             Contractual     2.00%       July 1, 2012     June 30, 2017
       Class B Shares             Contractual     2.75%       July 1, 2012     June 30, 2017
       Class C Shares             Contractual     2.75%       July 1, 2012     June 30, 2017
       Class R Shares             Contractual     2.25%       July 1, 2012     June 30, 2017
       Class R5 Shares            Contractual     1.75%       July 1, 2012     June 30, 2017
       Class Y Shares             Contractual     1.75%       July 1, 2012     June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                   Contractual/   Expense    Effective Date of   Expiration
Fund                                Voluntary    Limitation   Current Limit         Date
----                               ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Intermediate Term
  Municipal Income Fund
   Class A Shares                  Contractual     0.84%      July 1, 2016      June 30, 2017
   Class B Shares                  Contractual     1.59%      July 1, 2016      June 30, 2017
   Class C Shares                  Contractual     1.59%      July 1, 2016      June 30, 2017
   Class Y Shares                  Contractual     0.59%      July 1, 2016      June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                  Contractual     1.50%      July 1, 2013      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2013      June 30, 2017
   Investor Class                  Contractual     1.50%      July 15, 2013     June 30, 2017

Invesco New York Tax Free Income
  Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Limited Term Municipal
  Income Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class C Shares                  Contractual     2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
       Institutional Class        Contractual     0.28%       July 1, 2014     December 31, 2017

                           INVESCO SECURITIES TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                 Contractual     0.94%     January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.38%       June 1, 2016     December 31, 2017

STIC Prime Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual     0.28%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.23%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.20%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.75%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.45%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.07%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.36%       June 1, 2016     December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.43%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

Treasury Portfolio
   Cash Management Class            Contractual     0.26%       June 1, 2016     December 31, 2017
   Corporate Class                  Contractual     0.21%       June 1, 2016     December 31, 2017
   Institutional Class              Contractual     0.18%       June 1, 2016     December 31, 2017
   Personal Investment Class        Contractual     0.73%       June 1, 2016     December 31, 2017
   Private Investment Class         Contractual     0.48%       June 1, 2016     December 31, 2017
   Reserve Class                    Contractual     1.05%       June 1, 2016     December 31, 2017
   Resource Class                   Contractual     0.34%       June 1, 2016     December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                   CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                               ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise
  Fund
   Series I Shares                 Contractual          2.00%            July 1, 2014     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2014     June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                 Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2012     June 30, 2017

Invesco V.I. Balanced-Risk
  Allocation Fund/1/
   Series I Shares                 Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares                Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                 Contractual          0.78%            May 1, 2013      April 30, 2018
   Series II Shares                Contractual          1.03%            May 1, 2013      April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                 Contractual          0.61%           April 30, 2015    April 30, 2018
   Series II Shares                Contractual          0.86%           April 30, 2015    April 30, 2018

Invesco V.I. Diversified Dividend
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Equally-Weighted S&P
  500 Fund
   Series I Shares                 Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.25%            July 1, 2012     June 30, 2017

Invesco V.I. Equity and Income
  Fund
   Series I Shares                 Contractual          1.50%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          1.75%            July 1, 2012     June 30, 2017

Invesco V.I. Global Core Equity
  Fund
   Series I Shares                 Contractual          2.25%            July 1, 2012     June 30, 2017
   Series II Shares                Contractual          2.50%            July 1, 2012     June 30, 2017

Invesco V.I. Global Health Care
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

Invesco V.I. Global Real Estate
  Fund
   Series I Shares                 Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                Contractual          2.25%            May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  ---------------
Invesco V.I. Government Money
  Market Fund
   Series I Shares                  Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2017

Invesco V.I. Government Securities
  Fund
   Series I Shares                  Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2017

Invesco V.I. Growth and Income
  Fund
   Series I Shares                  Contractual     0.78%       May 1, 2013      April 30, 2018
   Series II Shares                 Contractual     1.03%       May 1, 2013      April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                  Contractual     1.50%       May 1, 2014      June 30, 2017
   Series II Shares                 Contractual     1.75%       May 1, 2014      June 30, 2017

Invesco V.I. International Growth
  Fund
   Series I Shares                  Contractual     2.25%       July 1, 2012     June 30, 2017
   Series II Shares                 Contractual     2.50%       July 1, 2012     June 30, 2017

Invesco V.I. Managed Volatility
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2015      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2015      June 30, 2017

Invesco V.I. Mid Cap Core Equity
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                  Contractual     2.00%       July 1, 2014     June 30, 2017
   Series II Shares                 Contractual     2.25%       July 1, 2014     June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                  Contractual     2.00%       July 1, 2012     June 30, 2017
   Series II Shares                 Contractual     2.25%       July 1, 2012     June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

Invesco V.I. Value Opportunities
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2013      June 30, 2017
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.